HIGHLAND FLOATING RATE FUND
Supplement dated May 6, 2010
To Class A, B, and C Shares Prospectus dated December 31, 2009
Sales Charges
Effective immediately, footnotes * and ** to the table in the section “Multiple Share Classes – Class A Shares” on pages 31-32 of the Prospectus and the paragraph following such footnotes are hereby amended and restated in their entirety as follows:
*	Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $1 million are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

**	For Class A Share purchases of $1 million or more, Financial Advisors receive a commission from the Underwriter as follows:

Amount Purchased	Commission
Less than $3 million	0.50%
$3 million to less than $5 million	0.40%
$5 million to less than $25 million	0.25%
$25 million or more	0.12%
[paragraph removed in its entirety]
INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS
FOR FUTURE REFERENCE
FRF PROS SUPAC 05/10